UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2006
ITC HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)
39500 Orchard Hill Place, Suite 200, Novi, Michigan 48375
(Address of principal executive offices) (zip code)
(Registrant’s telephone number, including area code): (248) 374-7100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Presentation, dated August 8, 2006
Press Release, dated August 7, 2006

Item 7.01 Regulation FD Disclosure
On August 8, 2006, ITC Holdings Corp. and ITC Great Plains, LLC will deliver a presentation to the Kansas Electric Transmission Authority that includes the slides filed as Exhibit 99.1 to this Current Report on Form 8-K, which are incorporated by reference herein.
On August 7, 2006, ITC Holdings Corp. issued a press release announcing the formation of its subsidiary ITC Grid Development, LLC, which will focus on bringing improvements to the nation’s electricity transmission infrastructure. The press release also announced the formation of ITC Great Plains, LLC, a subsidiary of ITC Grid Development, LLC, which has opened an office in Kansas and will focus on electricity transmission projects in Kansas and the Great Plains region of the United States. A copy of the Press Release is attached hereto as Exhibit 99.2 and incorporated herein by reference.
The information contained in this Item 7.01 is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the information by reference. By including this Item 7.01 disclosure in the filing of this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

99.1	Presentation, dated August 8, 2006

99.2	Press Release, dated August 7, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
August 8, 2006

ITC HOLDINGS CORP.

By:	/s/ Daniel J. Oginsky
Daniel J. Oginsky
Its:	Vice President, General Counsel and
Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Presentation, dated August 8, 2006

99.2	Press Release, dated August 7, 2006